Exhibit (a)(1)(ii)

Letter of Transmittal For 6.50% Cumulative Convertible Trust Preferred Securities
 of
Greater Atlantic Capital Trust I
at $1.05 Per Share in Cash Pursuant to the Offer to Purchase dated September 15, 2009 by
Greater Atlantic Financial Corp.
MidAtlantic Bancorp, Inc.
GAF Merger Corp.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for the 6.50% Cumulative Convertible Trust Preferred Securities of Greater Atlantic Capital Trust I (the “Trust”)  (collectively, the “Securities”)  tendered pursuant to this Letter of Transmittal, at a price of $1.05  per security to the seller thereof, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 15, 2009 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON WEDNESDAY, OCTOBER 14, 2009, UNLESS THE OFFER IS EXTENDED
(SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.    See Instruction 2.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Securities, to:

WILMINGTON TRUST COMPANY

If delivering by mail, overnight, registered, certified or hand delivery:

Wilmington Trust Company
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-1626

Pursuant to the offer of Greater Atlantic Financial Corp., MidAtlantic Bancorp, Inc. and GAF Merger Corp. (collectively, the “Purchasers”) to purchase all outstanding Securities of the Trust, the undersigned encloses herewith and surrenders the following certificate(s) representing Securities of the Trust:
DESCRIPTION OF SECURITIES SURRENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on security certificate(s))	Securities Surrendered (attached additional list if necessary)
Certificated Securities**
	Certificate Number(s)*	Total Number of Securities Represented by Certificate(s)*	Number of Securities Surrendered**	Book Entry Securities Surrendered

Total Securities
* Need not be completed by book-entry security holders. ** Partial tenders of Securities will not be accepted. All securities represented by certificates described above must be surrendered hereby.

          PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

          IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, LAUREL HILL ADVISORY GROUP, LLC AT (917) 338-3181.

          You have received this Letter of Transmittal in connection with the offer by the Purchasers, to purchase all of the outstanding Securities of the Trust , at a price of $1.05 per Security, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated September 15, 2009 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

          You should use this Letter of Transmittal to deliver to Wilmington Trust Company (the “Depositary”) Securities represented by certificates, or held in book-entry form on the books of the Trust, for tender. If you are delivering your Securities by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, security holders who deliver certificates representing their Securities are referred to as “Certificate Securityholders,” and security holders who deliver their Securities through book-entry transfer are referred to as “Book-Entry Securityholders.”

          If certificates for your Securities are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Securities according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐
CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SECURITIES BY BOOK-ENTRY TRANSFER):

Name of Tendering
Institution:

DTC Participant
Number:

Transaction Code
Number:

☐
CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant
Number:

Date of Execution of Notice of Guaranteed
Delivery:

Name of Institution which Guaranteed
Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

          The undersigned hereby tenders to Greater Atlantic Financial Corp. (“Greater Atlantic”), MidAtlantic Bancorp, Inc. and GAF Merger Corp. (collectively, the “Purchasers”) the above-described 6.50% Cumulative Convertible Trust Preferred Securities of Greater Atlantic Capital Trust I, a Delaware business trust wholly owned by Greater Atlantic (the “Trust”), (collectively, the “Securities”), at a price of $1.05 per Security, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”).

          On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Securities validly tendered herewith, and not properly withdrawn, prior to the Expiration Date, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers, all right, title and interest in and to all of the Securities being tendered hereby and any and all cash dividends, distributions, rights, or other securities issued or issuable in respect of such Securities on or after September 15, 2009 (collectively, “Distributions”).  In addition, the undersigned hereby irrevocably appoints Wilmington Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Securities and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Securities) to the full extent of such securityholder’s rights with respect to such Securities and any Distributions (a) to deliver certificates representing Securities (the “Security Certificates”) and any Distributions, or transfer of ownership of such Securities and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchasers, (b) to present such Securities and any Distributions for transfer on the books of the Trust, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

          The undersigned hereby irrevocably appoints each of the designees of the Purchasers the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such security holder’s rights with respect to the Securities tendered hereby that have been accepted for payment and with respect to any Distributions.  This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Securities. Such appointment is effective when, and only to the extent that, the Purchasers accept the Securities tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Securities and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective).

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Securities and any Distributions tendered hereby and, when the same are accepted for payment by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Securities, or the Security Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Securities. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the Securities and any Distributions tendered hereby.

          It is understood that the undersigned will not receive payment for the Securities unless and until the Securities are accepted for payment and until the Security Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Securities held in book-entry form, ownership of Securities is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

          IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SECURITIES, THE SECURITY CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SECURITIES, SECURITY CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SECURITIES OR SECURITY CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

          All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

          The undersigned understands that the acceptance for payment by the Purchasers of Securities tendered pursuant to one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer to Purchase.

          Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of the registered owner(s) appearing under “Description of Securities Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price to the address(es) of the registered owner(s) appearing under “Description of Securities Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price in the name of, and deliver such check to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Securities tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Purchasers have no obligation pursuant to the Special Payment Instructions to transfer any Securities from the name of the registered owner thereof if the Purchasers do not accept for payment any of the Securities so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

          To be completed ONLY if the check for the purchase price in consideration of Securities accepted for payment are to be issued in the name of someone other than the undersigned or if Securities tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue:   ☐     Check and/or  ☐     Security Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐          Credit Securities tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)

          To be completed ONLY if the check for the purchase price of Securities accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Securities Tendered” above.

Deliver:  ☐     Check(s) and/or  ☐     Security Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Security holder(s))

Dated: ______________, 2009

          (Must be signed by registered owner(s) exactly as name(s) appear(s) on Security Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated: ______________, 2009

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Securities) of Securities tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Securities are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by security holders if Security Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase, an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Security Certificates representing all physically tendered Securities, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Securities tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date. Please do not send your Security Certificates directly to the Purchasers or the Trust.

Security holders whose Security Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchasers must be received by the Depositary prior to the Expiration Date, and (c) Security Certificates representing all tendered Securities, in proper form for transfer (or a Book Entry Confirmation with respect to such Securities), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Security Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Securities that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

THE METHOD OF DELIVERY OF THE SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SECURITY HOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SECURITY CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Securities will be purchased. All tendering security holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Securities for payment.

       All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Security Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Securities, will be determined by the Purchasers in their sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. The Purchasers reserve the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance for payment of or payment for which may be unlawful.  The Purchasers also reserve the absolute right to waive any defect or irregularity in the surrender of any Securities or Security Certificate(s) whether or not similar defects or irregularities are waived in the case of any other security holder.  A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. The Purchasers and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Securities should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders. Partial tenders of Securities will not be accepted. All securities represented by a Security Certificate must be tendered.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Security Certificate(s) without alteration or any other change whatsoever.

If any Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Securities are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Securities.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

       If this Letter of Transmittal is signed by the registered owner(s) of the Securities listed and transmitted hereby, no endorsements of Security Certificates or separate stock powers are required unless payment is to be made to a person other than the registered owner(s), in which case the Security Certificates representing the Securities tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Security Certificates. Signatures on such Security Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Securities listed, the Security Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Security Certificate(s). Signatures on such Security Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. The Purchasers will pay any transfer taxes with respect to the transfer and sale of Securities to them or to their order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to any person other than the registered owner(s), or if tendered Security Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Security Certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued, and/or Security Certificates representing Securities not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Securities Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Security holders delivering Securities tendered hereby or by Agent’s Message by book-entry transfer may request that Securities not purchased be credited to an account maintained at DTC as such security holder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Securities not purchased will be returned by crediting the same account at DTC as the account from which such Securities were delivered.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at the Purchasers' expense.

9. Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain security holders pursuant to the Offer. In order to avoid such backup withholding, each tendering security holder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such security holder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such security holder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain security holders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering security holder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Securities to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Lost, Destroyed, Mutilated or Stolen Security Certificates. If any Security Certificate has been lost, destroyed, mutilated or stolen, the security holder should promptly notify the Trust’s transfer agent, Wilmington Trust Company at (302) 636-6181. The security holder will then be instructed as to the steps that must be taken in order to replace the Security Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Security Certificates have been followed.

11. Waiver of Conditions. The Purchasers expressly reserve the absolute right, in their sole discretion, to waive any of the conditions to the Offer to Purchase in the case of any Securities tendered, at any time and from time to time.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SECURITY CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a security holder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Securities are accepted for payment, is required by law to provide the Depositary (as payer) with such security holder’s correct TIN on Form W-9 below. If such security holder is an individual, the TIN is such security holder’s social security number. If the Depositary is not provided with the correct TIN, the security holder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such security holder with respect to Securities purchased pursuant to the Offer, may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the security holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a United States security holder with respect to Securities purchased pursuant to the Offer, the security holder is required to notify the Depositary of such security holder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such security holder is awaiting a TIN), (ii) that such security holder is not subject to backup withholding because (a) such security holder has not been notified by the IRS that such security holder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such security holder that such security holder is no longer subject to backup withholding or (c) such security holder is exempt from backup withholding, and (iii) that such security holder is a U.S. person.

What Number to Give the Depositary

Each United States security holder is generally required to give the Depositary its social security number or employer identification number. If the tendering security holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the security holder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such security holder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering security holder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

PAYER’S NAME:       Wilmington Trust Company

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR
Employer Identification Number
Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

	Part 3—Certification Under Penalties of Perjury, I certify that:	Part 4— Awaiting TIN ☐
Payer’s Request for Taxpayer Identification Number (TIN) and Certification	(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),
(2)
I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3) I am a U.S. person (including a U.S. resident alien).

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_________________________________________DATE ____________________________________
NAME ____________________________________________________________________________________________
ADDRESS _________________________________________________________________________________________
CITY ________________________________STATE_______________ZIP CODE _________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: Wilmington Trust Company

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION

          Under current U.S. federal income tax law, a security holder who tenders certificates that are accepted for payment may be subject to backup withholding.  In order to avoid such backup withholding, the security holder must provide the Depositary with such security holder’s correct taxpayer identification number and certify that such security holder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith.  In general, if a security holder is an individual, the taxpayer identification number is the Social Security number of such individual.  If the Depositary is not provided with the correct taxpayer identification number, the security holder may be subject to a $50 penalty imposed by the Internal Revenue Service.  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

          Certain security holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such security holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form.  Such statements can be obtained from the Depositary.

          Failure to complete the Substitute Form W-9 will not, by itself, cause the certificates to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the tender offer.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

          NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —	For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

1.	An individual’s account	The individual	8.	Sole proprietorship account	The owner(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9.	A valid trust, estate or pension trust	The legal entity(5)

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10.	Corporate account	The corporation

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11.	Religious, charitable, or educational organization account	The organization

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12.	Partnership account held in the name of the business	The partnership

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13.	Association, club, or other tax-exempt organization	The organization

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A broker or registered nominee	The broker or nominee

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

●
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

●
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

●	An international organization or any agency or instrumentality thereof.
●	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

●	A corporation.
●	A financial institution.
●	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
●	A real estate investment trust.
●	A common trust fund operated by a bank under Section 584(a).
●	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
●	A middleman known in the investment community as a nominee or custodian.
●	A futures commission merchant registered with the Commodity Futures Trading Commission.
●	A foreign central bank of issue.
●	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

●	Payments to nonresident aliens subject to withholding under Section 1441.
●	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
●	Payments of patronage dividends where the amount received is not paid in money.
●	Payments made by certain foreign organizations.
●	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

●
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

●	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
●	Payments described in Section 6049(b)(5) to nonresident aliens.
●	Payments on tax-free covenant bonds under Section 1451.
●	Payments made by certain foreign organizations.
●	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer to Purchase is:

WILMINGTON TRUST COMPANY

If delivering by mail, overnight, registered, certified or hand delivery:

Wilmington Trust Company
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-1626

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Laurel Hill Advisory Group, LLC

100 Wall Street
22nd Floor
New York, New York 10005

Security holders Call Toll-Free: (888) 742-1305
Banks and Brokers Call Collect: (917) 338-3181